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                                                          RIVERSOURCE [LOGO](SM)
                                                                INVESTMENTS


                    PROSPECTUS SUPPLEMENT -- NOV. 16, 2006*

RiverSource(SM) Disciplined International Equity Fund (4/24/06)      S-6506-99 A

Effective Nov. 10, 2006, the Portfolio Manager subsection of the Investment Manager section has been revised to remove the information for Jonathan Calvert and to add the following:

Alexander M. Sauer-Budge, Portfolio Manager
o  Managed the Fund since 2006.
o Joined RiverSource Investments in 2003 as a Quantitative Analyst after receiving his Ph.D. from MIT (1998-2003).
o  Began investment career in 2003.
o  S.M. and Ph.D., MIT.

The rest of the section remains the same.



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S-6506-1 A (11/06)
Valid until next update
*Destroy Dec. 29, 2006